LETTER TO SHAREHOLDERS                            ACM Managed Dollar Income Fund
================================================================================

November 13, 1998

Dear Shareholder:

This annual report provides the investment results, market review and investment strategy for ACM Managed Dollar Income Fund for the period ended September 30, 1998. The Fund is designed for investors who seek high current income and capital appreciation. To achieve its objective, the Fund invests primarily in high yielding, high risk U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS

The following table shows how the Fund performed over the six- and 12-month periods ended September 30, 1998. For comparison, we have included performance for the JP Morgan Emerging Market Bond Index-Plus, which is a standard measure of the performance of a basket of unmanaged emerging market debt securities, and the First Boston High Yield Index, a standard measure of the performance of a basket of unmanaged U.S. high-yield debt securities. We compare your Fund's performance to a blended composite of both indices, 65% JP Morgan Emerging Markets Bond Index-Plus and 35% First Boston High Yield Index, because this blended composite more closely resembles the composition of your Fund.

During the past six- and 12-month periods, your Fund underperformed its benchmark as a result of the Fund's overweight positions in Russia and Venezuela. The debt markets of both Russia and Venezuela were among the worst performing markets over the six- and 12-month periods ended September 30, 1998. Also, the Fund is 25% leveraged, which exacerbated negative price movement in the portfolio.


INVESTMENT RESULTS*
Period Ended September 30, 1998

                                         Total Return

                                   6 Months       12 Months
                                   --------       ---------
ACM Managed Dollar
 Income Fund                       -37.46%           -36.22%
JP Morgan Emerging
 Markets Bond Index-Plus           -25.94%           -25.29%
First Boston High
 Yield Index                       -4.97%            -0.53%
Composite:
65% JP Morgan Emerging
 Markets Bond Index-Plus
35% First Boston High
 Yield Index                       -18.60%           -16.62%

* The Fund's investment results represent total returns and are based on the net asset value as of September 30, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The JP Morgan Emerging Markets Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The First Boston High Yield Index is a trader priced portfolio representing 250 sectors and constructed to mirror the high yield debt market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index.


INVESTMENT STRATEGY

Over the six-month period ended September 30, 1998, we decreased our exposure to emerging market debt and increased our holdings of U.S. high-yield corporate securities, seeking to reduce price volatility. Within the emerging markets, we reduced our exposure to Russian and Latin American debt as the global financial and economic situation deteriorated. Within the U.S. high-yield corporate sector, we selectively picked solid credits which we thought were undervalued as a result of market turmoil.

LETTER TO SHAREHOLDERS(continued)                 ACM Managed Dollar Income Fund
================================================================================

MARKET OVERVIEW

During the six-month period ended September 30, 1998, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America.

In the emerging markets, debt prices fell over the six-month period ended September 30, 1998, when renewed volatility in Asia, weakness in the yen and fiscal problems in Russia heightened investor concerns about all higher-yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund (IMF) approved an emergency loan package for the Russian government. However, the downward fall in emerging market debt prices resumed and accelerated in August, after the Russian government devalued the ruble and defaulted on its domestic debt. This surprise move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their portfolios' risk exposure. In September, emerging market debt prices rebounded sharply when the U.S. Federal Reserve cut interest rates. However, investor concern then shifted to Brazil, which, like Russia, has a fixed currency regime and deficits in both its fiscal and current accounts.

As a result of financial and economic collapse, Russia was the worst performing debt market over the six-month period ended September 30, 1998. Ecuador was the worst performing Latin American debt market, followed by Venezuela. The economies of both of these Latin countries have suffered from low oil prices and political uncertainty. In addition, Ecuador recently devalued its currency.

In the U.S. high-yield market, robust economic growth, low default rates and strong demand for higher-yielding assets helped to push prices for high-yield bonds to new highs at the beginning of the six-month period under review. However, in July this rally came to an end when events unfolding in Russia prompted a general flight to quality, causing the high-yield sector to end the six-month period with the worst performance among the U.S. bond market sectors. Up until July, the U.S. high-yield sector posted the strongest return among the U.S. bond market sectors.


OUTLOOK

Our outlook for emerging market debt has improved recently as a concerted effort by the Group of Seven (G7) industrial countries has been made to avert further spread of economic and financial malaise. First, the U.S. Federal Reserve and other G7 countries have begun easing monetary policy in an effort to lower the risk of slower economic growth. Second, the U.S. Congress has approved additional funding to the IMF, clearing the way for financial aid to Brazil. Third, the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia. Finally, after a favorable outcome in recent presidential elections, Brazil, with assistance from the G7, has been hastily addressing its fiscal problems, helping to restore investor confidence in global markets.

Though these positive developments have caused a significant rebound in emerging market debt prices recently, emerging market economies continue to be very sensitive to global economic growth and financial market liquidity. The emerging markets face challenging problems which require time and economic growth for resolution. Growth in Japan, the world's second largest economy, is ultimately crucial if the emerging countries are to resume their process of global integration.

                                                  ACM Managed Dollar Income Fund
================================================================================

We continue to be favorably inclined toward the high-yield sector. However, the importance of issuer selection has sharply increased due to a slowing domestic economy and turmoil in global markets. We will continue to review each security using a fundamental, bottom-up approach.

Thank you for your continued interest and investment in the ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.


Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
September 30, 1998                                ACM Managed Dollar Income Fund
================================================================================

                                       Principal
                                         Amount
                                          (000)                     U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
 OBLIGATIONS--49.1%
OTHER SOVEREIGN
 DEBT OBLIGATIONS--19.8%
INDONESIA--1.9%
Republic of Indonesia
 7.75%, 8/01/06.....................   $    7,000                    $ 3,378,550
                                                                     -----------

IVORY COAST--1.2%
Ivory Coast FLIRB
 2.00%, 3/29/18(a)..................       10,000                      2,100,000
                                                                     -----------

JAMAICA--5.3%
Government of Jamaica
 10.875%, 6/10/05(b)................       12,500                      9,375,000
                                                                     -----------

MOROCCO--4.1%
Kingdom of Morocco
 Loan Participation FRN
 Series A
 6.563%, 1/01/09....................       10,000                      7,250,000
                                                                     -----------

RUSSIA--1.7%
Russian IAN FRN
 6.625%, 12/15/15...................          829                         64,241
Russian Principal Loans FRN
 6.625%, 12/15/20(c)................       47,250                      2,896,425
                                                                     -----------
                                                                       2,960,666
                                                                     -----------

SOUTH KOREA--3.3%
Republic of South Korea
 8.875%, 4/15/08....................        7,000                      5,906,250
                                                                     -----------

TURKEY--2.3%
Republic of Turkey
 9.875%, 2/23/05(b).................        5,000                      4,075,000
                                                                     -----------

Total Other Sovereign Debt
 Obligations
 (cost $67,252,185).................                                  35,045,466
                                                                     -----------

NON-COLLATERALIZED
 BRADY BONDS--17.5%
ARGENTINA--6.3%
Republic of Argentina FRB
 6.1875%, 3/31/05...................       14,100                     11,139,000
                                                                     -----------

BRAZIL--0.6%
Republic of Brazil-C Bonds
 8.00%, 4/15/14(d)..................        1,740                      1,033,399
                                                                     -----------

BULGARIA--6.6%
Republic of Bulgaria
 IAB-FRN
 6.6875%, 7/28/11...................      $20,000                   $ 11,700,000
                                                                     -----------

ECUADOR--1.4%
Republic of Ecuador
 PDI-FRN
 6.625%, 2/27/15(e).................        7,922                      2,455,702
                                                                     -----------

VENEZUELA--2.6%
Venezuela DCB-FRN
 6.625%, 12/18/07...................        8,143                      4,641,418
                                                                     -----------

Total Non-Collateralized
 Brady Bonds
 (cost $38,321,759).................                                  30,969,519
                                                                     -----------

COLLATERALIZED
 BRADY BONDS--11.8%
BRAZIL--3.3%
Republic of Brazil
 Discount Bonds FRN
 Series Z-L
 6.625%, 4/15/24....................       10,000                      5,900,000
                                                                     -----------

ECUADOR--1.6%
Republic of Ecuador
 Par Bonds
 3.50%, 2/28/25.....................        7,000                      2,817,500
                                                                     -----------

NIGERIA--3.2%
Nigeria Par Bonds
 6.25%, 11/15/20(f).................       10,000                      5,700,000
                                                                     -----------

VENEZUELA--3.7%
Venezuela Par Bonds
 Series W-B
 6.75%, 3/31/20.....................        5,000                      3,275,000
Venezuela Discount Bonds FRN
 Series W-B
 6.625%, 3/31/20....................        5,000                      3,075,000
                                                                     -----------
                                                                       6,350,000
                                                                     -----------

Total Collateralized
 Brady Bonds
 (cost $20,144,587).................                                  20,767,500
                                                                     -----------

Total Sovereign Debt
 Obligations
 (cost $125,718,531)................                                  86,782,485
                                                                     -----------

                                                  ACM Managed Dollar Income Fund
================================================================================

                                           Shares or
                                           Principal
                                             Amount
                                              (000)                 U.S. $ Value
--------------------------------------------------------------------------------

U.S. CORPORATE DEBT
 OBLIGATIONS--51.8%
AGRICULTURE--2.7%
Trans-Resources, Inc.
 Series B
 10.75%, 3/15/08 .......................   $5,000                     $4,850,000
                                                                      ----------

BROADCASTING &
 CABLE--3.2%
Optel, Inc. Series B
 13.00%, 2/15/05(g) ....................    5,500                      5,610,000
 warrants, expiring
 1/12/99(h)(i) .........................    8,500                            255
                                                                      ----------
                                                                       5,610,255
                                                                      ----------

BROADCASTING &
 MEDIA--2.3%
Sullivan Graphics, Inc.
 12.75%, 8/01/05 .......................    4,000                      4,010,000
                                                                      ----------

COMMUNICATIONS--7.6%
Dobson Wireline Company
 12.25%, 6/15/08(b) ....................    5,000                      4,625,000
Pathnet, Inc.
 12.25%, 4/15/08(b) ....................    4,000                      3,340,000
 warrants, expiring
 4/15/08 (h)(j) ........................    4,000                          6,000
Viatel, Inc.
 11.25%, 4/15/08(b) ....................    6,000                      5,400,000
                                                                      ----------
                                                                      13,371,000
                                                                      ----------

CONSUMER PRODUCTS
 & SERVICES--2.3%
Waterford Gaming LLC
 12.75%, 11/15/03 ......................    3,784                      4,124,560
                                                                      ----------

ENERGY--5.1%
Continental Resources
 10.25%, 8/01/08(b) ....................    5,000                      4,150,000
National Energy Group, Inc.
 Series D
 10.75%, 11/01/06 ......................    3,000                      1,275,000
Transamerican Energy, Inc.
 Series B
 11.50%, 6/15/02 .......................    6,000                      3,510,000
                                                                      ----------
                                                                       8,935,000
                                                                      ----------

FINANCIAL--3.3%
AMSC Acquisition Co. Inc.
 Series B
 12.25%, 4/01/08 .......................   $3,000                     $1,740,000
Ocwen Asset Investment
 11.50%, 7/01/05(b) ....................    5,000                      4,025,000
                                                                      ----------
                                                                       5,765,000
                                                                      ----------

GROCERY--5.2%
DiGiorgio Corp.
 Series B
 10.00%, 6/15/07 .......................    5,750                      5,376,250
The Pantry, Inc.
 10.25%, 10/15/07 ......................    4,000                      3,900,000
                                                                      ----------
                                                                       9,276,250
                                                                      ----------

HEALTHCARE--1.6%
Healthcor Holdings, Inc.
 11.00%, 12/01/04 ......................    5,000                      2,775,000
                                                                      ----------

INDUSTRIAL--2.1%
Generac Portable Products
 11.25%, 7/01/06(b) ....................    4,000                      3,800,000
                                                                      ----------

LEISURE &
 ENTERTAINMENT--1.5%
TVN Entertainment Corp.
 14.00%, 8/01/08 .......................    3,000                      2,700,000
                                                                      ----------

METAL/MINERALS--3.3%
Acme Metals, Inc.
 10.875%, 12/15/07 .....................    6,000                      1,230,000
Doe Run Resources Corp.
 11.25%, 3/15/05(b) ....................    6,000                      4,530,000
                                                                      ----------
                                                                       5,760,000
                                                                      ----------

OIL & GAS--1.4% Panaco, Inc.
 Series B
 10.625%, 10/01/04 .....................    3,000                      2,415,000
                                                                      ----------

PETROLEUM PRODUCTS--1.5%
Chesapeake Energy Corp.
 Series B
 9.625%, 5/01/05 .......................    3,000                      2,655,000
                                                                      ----------

PLASTICS--3.4%
Foamex LP
 13.50%, 8/15/05 .......................    5,000                      6,068,750
                                                                      ----------

PORTFOLIO OF INVESTMENTS(continued)               ACM Managed Dollar Income Fund
================================================================================

                                           Principal
                                             Amount
                                              (000)                 U.S. $ Value
--------------------------------------------------------------------------------

RESTAURANTS--1.5%
Planet Hollywood
 International
 12.00%, 4/01/05 .......................   $5,000                   $2,825,000
                                                                    ----------

TELECOMMUNICATIONS--3.8%
ICO Global Communications
 15.00%, 8/01/05 .......................    6,000                    4,680,000
Iridium LLC Capital Corp.
 Series C
 11.25%, 7/15/05 .......................    2,500                    2,037,500
                                                                    ----------
                                                                     6,717,500
                                                                    ----------

Total U.S. Corporate Debt
 Obligations
 (cost $113,320,192) ...................                            91,658,315
                                                                    ----------

NON-U.S. CORPORATE
 DEBT OBLIGATIONS--18.4%
ARGENTINA--3.1%
Compania Alimentos Fargo
 13.25%, 8/01/08(b) ....................    3,500                    2,073,750
Supercanal Holdings, SA
 10.125%, 11/07/02 .....................    3,478                    3,477,624
                                                                    ----------
                                                                     5,551,374
                                                                    ----------

CHINA--2.6%
Cathay International, Ltd.
 13.00%, 4/15/08(b) ....................    8,000                    4,680,000
                                                                    ----------

JAPAN--1.8%
Fuji JGB LLC
 9.87%, 6/30/08(b) .....................    7,000                    3,217,699
                                                                    ----------

SOUTH KOREA--8.8%
Korea Electric Power Corp.
 6.00%, 12/01/26 .......................   10,000                    7,906,660
Samsung Electronics Co.
 8.50%, 11/01/02(b) ....................   10,000                    7,550,000
                                                                    ----------
                                                                    15,456,660
                                                                    ----------

TATARSTAN--0.6%
Ing Bank N.V
 14.50%, 10/23/98(b) ...................   11,000                    1,100,000
                                                                    ----------

                                           Shares or
                                           Principal
                                             Amount
                                             (000)
                                           ----------

THAILAND--1.5%
Advance Agro Public Co.
 13.00%, 11/15/07(b) ...................   $2,950                   $2,610,750
                                                                    ----------

Total Non-U.S. Corporate
 Debt Obligations
 (cost $54,277,039) ....................                            32,616,483
                                                                    ----------

NON-CONVERTIBLE
 PREFERRED STOCK--2.7%
Nextel Communications, Inc.
 Series E
 11.125%
 (cost $5,394,223) .....................    5,288                    4,772,420
                                                                    ----------

CONVERTIBLE PREFERRED
 STOCK--0.1%
Viatel Inc.
 Series A
 (cost $178,832) .......................    2,976                      163,680
                                                                    ----------

WARRANTS--0.1%
American Mobile Satellite
 Corp.(h)(k) ...........................    3,000                       14,130
Orion Network Co.(h)(l) ................    5,000                       72,500
Primus Telecommunications
 Inc.(h)(m) ............................    7,000                       35,000
Renaissance Cosmetics(h)(n) ............    8,000                           80
Uniroyal Technology(h)(o) ..............   30,000                       30,000
                                                                    ----------
  (cost $138,950) ......................                               151,710
                                                                    ----------

TIME DEPOSIT--2.7%
State Street Bank & Trust Co.
 5.25%, 10/01/98
 (cost $4,742,000) .....................   $4,742                    4,742,000
                                                                    ----------

TOTAL INVESTMENTS--124.9%
 (cost $303,769,767) ...................                           220,887,093
Other assets less liabilities--(24.9%) .                           (43,966,726)
                                                                   -----------

NET ASSETS--100% .......................                          $176,920,367
                                                                  ============

                                                  ACM Managed Dollar Income Fund
================================================================================

(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1998.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to $64,552,199 or, 36.5% of net assets.
(c) Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind.
(d) Coupon consists of 5.0% cash payment and 3.0% paid-in-kind.
(e) Coupon consists of 3.25% cash payment and 3.375% paid-in-kind.
(f) Security trades with detachable oil warrants expiring November 15, 2020.
(g) Consists of $5,500,000 senior notes and 5,500 shares of common stock
(h) Non-income producing security.
(i) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share.
(j) Each warrant entitles the holder to purchase 3.19 shares at an exercise price of $0.01 per share.
(k) Each warrant entitles the holder to purchase 3.75749 shares at an exercise price of $12.51 per share. Expires 4/01/08.
(l) Each warrant entitles the holder to purchase .8463 shares at an exercise price of $0.01 per share. Expires 1/15/07.
(m) Each warrant entitles the holder to purchase 1.74513 shares at an exercise price of $9.075 per share. Expires 8/01/04.
(n) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share. Expires 8/31/06.
(o) Each warrant entitles t he holder to purchase one share at an exercise price of $4.375 per share. Expires 6/01/03.

    Glossary of Terms:
    DCB  --Debt Conversion Bond
    FLIRB--Front Loaded Interest Reduction Bond
    FRB  --Floating Rate Bond
    FRN  --Floating Rate Note
    IAB  --Interest Arrears Bond
    IAN  --Interest Arrears Note
    PDI  --Past Due Interest

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998                                ACM Managed Dollar Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $303,769,767) ......    $220,887,093
 Cash .........................................................         620,252
 Interest receivable ..........................................       9,254,273
 Receivable for investment securities sold ....................         150,000
 Deferred organization expenses and other assets ..............          97,864
                                                                   ------------
 Total assets ................................................      231,009,482
                                                                   ------------

LIABILITIES
 Loan payable ................................................       50,500,000
 Dividend payable ............................................        2,432,515
 Payable for investment securities purchased .................          631,899
 Advisory fee payable ........................................          158,031
 Interest payable ............................................          110,055
 Administrative fee payable ..................................           31,610
 Accrued expenses and other liabilities ......................          225,005
                                                                   ------------
 Total liabilities ...........................................       54,089,115
                                                                   ------------
NET ASSETS ...................................................     $176,920,367
                                                                   ============

COMPOSITION OF NET ASSETS
 Common stock, at par ........................................     $    216,224
 Additional paid-in capital ..................................      294,059,695
 Undistributed net investment income .........................        1,169,785
 Accumulated net realized loss on investment transactions ....      (35,612,908)
 Net unrealized depreciation of investments and other assets .      (82,912,429)
                                                                   ------------
                                                                   $176,920,367
                                                                   ============

NET ASSET VALUE PER SHARE (based on 21,622,359 shares outstanding)        $8.18
                                                                          =====

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 1998                     ACM Managed Dollar Income Fund
================================================================================

INVESTMENT INCOME
 Interest ......................................  $39,454,120
 Dividends .....................................      304,223
                                                  -----------
                                                                  $  39,758,343

EXPENSES
  Advisory fee .................................. $ 2,780,963
  Administrative fee ............................     556,191
  Audit and legal ...............................      97,874
  Reports and notices to shareholders ...........      90,439
  Custodian .....................................      88,355
  Loan fees .....................................      47,715
  Transfer agency ...............................      37,724
  Registration fees .............................      32,340
  Directors' fees ...............................      29,901
  Amortization of organization expenses .........       7,997
  Miscellaneous .................................      25,963
                                                  -----------

  Total expenses before interest expense ........   3,795,462
  Interest expense ..............................   5,687,083
                                                  -----------

  Total expenses ................................                     9,482,545
                                                                  -------------
  Net investment income .........................                    30,275,798
                                                                  -------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions ..                   (31,929,017)
  Net change in unrealized appreciation of
    investments and other assets ................                  (103,671,471)
                                                                  -------------
  Net loss on investments .......................                  (135,600,488)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......                 $(105,324,690)
                                                                  =============


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                    Year Ended         Year Ended
                                                                 September 30, 1998   September 30, 1997
                                                                 ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income .......................................   $ 30,275,798                $37,544,476
 Net realized gain (loss) on investment transactions .........    (31,929,017)                68,475,490
 Net change in unrealized appreciation
  of investments and other assets ...........................    (103,671,471)                (2,503,696)
                                                                 ------------                -----------
Net increase (decrease) in net assets from operations .......    (105,324,690)               103,516,270

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .....................................     (33,486,944)               (34,785,980)
  Net realized gain on investments ..........................     (25,704,945)                       -0-
                                                                 ------------                -----------

    Net decrease in net assets resulting from
      dividends & distributions to shareholders .............     (59,191,889)               (34,785,980)

Common Stock Transactions:
  Tender offer resulting in the redemption of
    7,081,253 shares of Common Stock.........................             -0-               (102,761,893)
  Reinvestment of dividends resulting in the issuance
    of Common Stock..........................................       4,922,505                        -0-
                                                                 ------------                -----------

  Total decrease ............................................    (159,594,074)               (34,031,603)

NET ASSETS
  Beginning of year .........................................     336,514,441                370,546,044
                                                                 ------------                -----------

  End of year (including undistributed net investment income
    of $1,169,785 and $4,450,601, respectively) .............    $176,920,367               $336,514,441
                                                                 ============               ============
--------------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended September 30, 1998             ACM Managed Dollar Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
 Interest and dividends received ................ $  38,401,084
 Interest expense paid ..........................    (5,720,251)
 Operating expenses paid ........................    (4,154,619)
                                                  -------------
 Net increase in cash from operating activities ..                $  28,526,214

INVESTING ACTIVITIES:
 Purchases of long-term investments .............  (749,839,411)
 Proceeds from disposition of long-term
  investments ...................................   793,240,348
 Sales of short-term investments, net ...........    30,029,469
                                                  -------------

 Net increase in cash from investing activities ..                   73,430,406

FINANCING ACTIVITIES(a):
 Cash dividends and distributions paid ..........   (51,836,869)
 Repayment for borrowings .......................   (49,500,000)
                                                  -------------

 Net decrease in cash from financing activities .                  (101,336,869)
                                                                  -------------

 Net increase in cash ...........................                       619,751
 Cash at beginning of year ......................                           501
                                                                  -------------

 Cash at end of year ............................                 $     620,252
                                                                  =============

--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
 Net decrease in net assets from operations .....                 $(105,324,690)

ADJUSTMENTS:
 Decrease in interest receivable ................ $     789,128
 Accretion of bond discount .....................    (2,146,387)
 Decrease in accrued expenses and other assets ..      (359,157)
 Decrease in interest payable ...................       (33,168)
 Net loss on investments ........................   135,600,488
                                                  -------------

 Total adjustments ..............................                   133,850,904
                                                                  -------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES ..                 $  28,526,214
                                                                  =============

--------------------------------------------------------------------------------

(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1998                                ACM Managed Dollar Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.


1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.


2. Organization Expenses

Organization expenses of approximately $40,000 were deferred and are being amortized on a straight-line basis through October 1998.


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.


5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences primarily due to book to tax differences on accrual of income, resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTES TO FINANCIAL STATEMENTS(continued)          ACM Managed Dollar Income Fund
================================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $7,555 during the year ended September 30, 1998.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. government securities) aggregated $723,562,045 and $779,938,683, respectively, for the year ended September 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1998.

At September 30, 1998, the cost of investments for federal income tax purposes was $304,955,191. Accordingly, gross unrealized appreciation of investments was $4,162,807 and gross unrealized depreciation of investments was $88,230,905, resulting in net unrealized depreciation of $84,068,098.


1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the year ended September 30, 1998.

                                                  ACM Managed Dollar Income Fund
================================================================================

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At September 30, 1998 the Fund had no outstanding interest rate swap contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 21,622,359 shares of Common Stock outstanding at September 30, 1998, the Adviser owned 7,100 shares.

During the year ended September 30, 1998, the Fund issued 378,603 shares in connection with the dividend reinvestment plan, and for the year ended September 30, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.

During the year ended September 30, 1997, the Fund purchased and retired 7,081,253 shares of its outstanding common stock for $14.49 per share pursuant to a tender offer.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 1998. The maximum credit available is $95,000,000 and the amount outstanding as of September 30, 1998 was $50,500,000 with an interest rate of 6.04%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium.

The average daily amount of the loan outstanding during the year ended September 30, 1998 was approximately $88,026,027 with a related weighted average annualized interest rate of 6.46%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

NOTES TO FINANCIAL STATEMENTS(continued)          ACM Managed Dollar Income Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

FINANCIAL HIGHLIGHTS                              ACM Managed Dollar Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                   Year Ended
                                                                  September 30,                October 22, 1993(a)
                                              ------------------------------------------                to
                                               1998         1997       1996        1995        September 30, 1994
                                              ------       ------     ------      ------       ------------------
Net asset value, beginning of period .....    $15.84       $13.08     $10.42      $11.29              $14.04(b)
                                              ------       ------     ------      ------              ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income ....................      1.41         1.45(c)    1.27        1.32                1.13
Net realized and unrealized gain (loss) on
  investment transactions ................     (6.30)        2.62       2.65        (.85)              (2.66)
                                              ------       ------     ------      ------              ------
Net increase (decrease) in net asset value
  from operations ........................     (4.89)        4.07       3.92         .47               (1.53)
                                              ------       ------     ------      ------              ------

LESS: DIVIDENDS AND DISTRIBUTIONS
---------------------------------
Dividends from net investment income .....     (1.56)       (1.31)     (1.26)      (1.32)              (1.13)
Distributions in excess of net
  investment income ......................        -0-          -0-        -0-         -0-               (.02)
Distributions of net realized
  gains on investments ...................     (1.21)          -0-        -0-         -0-                 -0-
Tax return of capital distribution .......        -0-          -0-        -0-       (.02)               (.07)
                                              ------       ------     ------      ------              ------
Total dividends and distributions ........     (2.77)       (1.31)     (1.26)      (1.34)              (1.22)
                                              ------       ------     ------      ------              ------
Net asset value, end of period ...........    $ 8.18       $15.84     $13.08      $10.42              $11.29
                                              ======       ======     ======      ======              ======
Market value, end of period ..............   $9.3125       $15.00     $11.75      $9.875              $11.25
                                             =======       ======     ======      ======              ======

TOTAL RETURN(d)
---------------
Total investment return based on:
Market value .............................    (23.44)%     40.87%     33.53%        .92%              (11.94)%
Net asset value ..........................    (36.22)%     33.64%     40.86%       6.11%              (11.62)%

RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (000's omitted)   $176,920    $336,514   $370,546    $295,013             $313,819
Ratio of expenses to average net assets ..      2.56%       2.36%      2.59%       2.83%                1.78%(e)
Ratio of expenses to average net assets
  excluding interest expense(f) ..........      1.03%       1.01%      1.07%       1.17%                1.07%(e)
Ratio of net investment income to
  average net assets .....................      8.19%       8.00%      8.79%      10.56%                8.54%(e)
Portfolio turnover rate ..................       208%        274%       443%        344%                 225%

--------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Net of offering costs of $.06.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) Net of interest expense of 1.53%, 1.35%, 1.52%, 1.66% and .71%, respectively, on loan outstanding (see Note E).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                              ACM Managed Dollar Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


New York, New York
November 10, 1998

ADDITIONAL INFORMATION                            ACM Managed Dollar Income Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all 17 transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

ADDITIONAL INFORMATION(continued)                 ACM Managed Dollar Income Fund
================================================================================

YEAR 2000 AND EURO (UNAUDITED)

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process or reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

                                                ACM Managed Dollar Income Fund
================================================================================


BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)


OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Managed Dollar Income Fund

Summary of General Information

The Fund

ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital [LOGO](R)

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDISR

-------------------------------------------------------------------------------

                                      ACM
                             ---------------------
                                     Managed
                             ---------------------
                                     Dollar
                             ---------------------
                                  Income Fund
                             ---------------------



                                          Annual Report
                                          September 30, 1998




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                                          Alliance(R)


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